                                                                  EXHIBIT 10.228



                                TWELFTH AMENDMENT
                     TO ASSIGNMENT AND ASSUMPTION AGREEMENT

This Twelfth Amendment (the "Amendment") to Assignment and Assumption Agreement, by and between RER Corp., COMAY Corp., GROWTH REALTY INC. and H&H FINANCIAL, INC. (the "Assignors") and MEGO FINANCIAL CORP., formerly named Mego Corp., (the "Assignee")

                                   WITNESSETH:

WHEREAS, the Assignors are parties to the Assignment Agreement dated October 25, 1987, with the Assignee, and the Assignment and Assumption Agreement, dated February 1, 1988, between the Assignors and the Assignee, which two agreements were amended by the Amendment to Assignment and Assumption Agreement dated July 29, 1988 and by the Second Amendment to Assignment and Assumption Agreement dated as of March 2, 1995, the Third Amendment to Assignment and Assumption Agreement dated as of August 20, 1997 and the Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth and Eleventh amendments to Assignment and Assumption Agreement dated as of February 26, 1999, May 28, 1999, August 9, 1999, November 20, 1999, January 31, 2000, April 30, 2000, August 31, 2000 and November 15,
2000, respectively, between the Assignors and the Assignee (collectively, the described agreements as so amended are hereinafter referred to as the "Assignment"); and

        WHEREAS, the Assignment fixed the date of January 31, 1995 as the date on which the accrual of amounts due to the Assignors under the Assignment would terminate, except for interest on any of such amounts which remained unpaid; and

        WHEREAS, the amount due the Assignors as of January 31, 1995 was $13,328,742.25, plus interest from January 28, 1995, in the amount of $9,322.57, collectively, and with interest from January 31, 1995 to March 2, 1995 (the "Amount Due"); and

        WHEREAS, $10,000,000 of the Amount Due was agreed to be considered subordinated debt (the "Subordinated Debt"), against which payments were made as follows: (i) $1,428,571.43 was paid on March 1, 1997 as scheduled, (ii) $4,250,000 was deemed paid by credit against the exercise price of certain warrants as is set forth in the Third Amendment, and (iii) $35, 714.28 was paid on September 1, 1998, leaving a remaining balance of the Subordinated Debt of $4,285,714.29; and

        WHEREAS, the balance of the Subordinated Debt continues to be secured by a pledge of all of the issued and outstanding common stock of Preferred Equities Corporation (and any distributions in respect thereto) pursuant to a Pledge and Security Agreement dated as of February 1, 1988 (the "Pledge Agreement") between the Assignee and the Assignors; and

        WHEREAS, interest on the Subordinated Debt has been paid through September 1, 2000; and

        WHEREAS, under the terms of the Assignment, all of the principal in the amount of $4,285,714.29 will be due and payable on March 1, 2001; and

        WHEREAS, the Assignee has requested that the Assignors further defer the payment of principal of the Subordinated Debt payable on March 1, 2001, in the total amount of $4,285,714.29, to July 1, 2001.

        NOW THEREFORE, in consideration of the mutual covenants herein contained it is hereby agreed as follows:

        1. The statements in the foregoing preamble are true and correct.

        2. The payments previously deferred to March 1, 2001, totaling in the aggregate $4,285,714.29, and hereby deferred to July 1, 2001.

        3. The Assignee and Assignors agree that all amounts due to Assignors pursuant to the Assignment as amended by this Amendment shall continue to be secured as set forth in the Pledge Agreement and that the Pledge Agreement remains in full force and effect.

        4. The Assignee and Assignors agree that this Amendment is an amendment to the Assignment and not a novation, and that except as modified hereby, all terms and conditions of the Assignment, including but not limited to provisions with respect to the payment of interest and acceleration of the entire balance of principal and interest if any payment is not made within 30 days of its due date, shall remain in full force and effect.

        5. It is agreed that this Amendment may be signed in counterparts.

        IN WITNESS WHEREOF, the parties have duly executed this Amendment as of February 15, 2001.

        MEGO FINANCIAL CORP.                       H&H Financial, Inc

        By:/s/ Jerome J. Cohen                     By:/s/ Herbert Hirsch
           ----------------------------------         --------------------------
              Jerome J. Cohen, President                 Title: President

        RER CORP.                                  Growth Realty Inc.

        By:/s/ Robert Nederlander                  By: s/s Eugene Schuste
           ----------------------------------          -------------------------
              Title: President                            Title: C.E.O.

        Comay Corp

        By:/s/ Jerome J. Cohen
           --------------------------
             Title: President

                                       2